                                                                   Exhibit 99.01


                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                              Michael Rubino
                              3 Cobblestone Way
                              Shrewsbury, MA  01545


                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

(i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

(j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                    CONEXANT SYSTEMS, INC.



                                    By: /s/ Dwight Decker
                                        ----------------------------------------
                                        Name:  Dwight Decker
                                        Title: Chairman & CEO

Confirmed and accepted as of the date first written above:





                                    By: /s/ Michael Rubino
                                        ----------------------------------------
                                    Name:  Michael Rubino

                                                                       EXHIBIT A

                                   STOCKHOLDER


                               Number of Shares of
    Name                       Company Common Stock          Type of Ownership
    ----                       --------------------          -----------------

Michael Rubino                        20,000                     Beneficial

                                                                       EXHIBIT B


                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.


                                          Dated __________________________, 1999




                                          --------------------------------------
                                                (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02110
                              Attention:  Robert Sherman
                              Telecopy No.:

                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


                                     CONEXANT SYSTEMS, INC.



                                     By: /s/ Dwight Decker
                                         ---------------------------------------
                                         Name:  Dwight Decker
                                         Title: Chairman & CEO

Confirmed and accepted as of the date first written above:

                                     BERGANTINO 1999 IRREVOCABLE
                                     TRUST DTD 4/5/99



                                     By: /s/ Robert P. Sherman
                                         ---------------------------------------
                                         Name:  Robert P. Sherman
                                         Title: Trustee

                                                                       EXHIBIT A


                                   STOCKHOLDER

                               Number of Shares of
    Name                       Company Common Stock          Type of Ownership
    ----                       --------------------          -----------------

Bergantino 1999 Irrevocable          75,000                      Beneficial
    Trust DTD 4/5/99

                                                                       EXHIBIT B


                                  FORM OF PROXY

               The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                                (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02110
                              Attention:  Robert Sherman
                              Telecopy No.:

                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                         CONEXANT SYSTEMS, INC.



                                         By: /s/ Dwight Decker
                                             -----------------------------------
                                             Name:  Dwight Decker
                                             Title: Chairman & CEO

Confirmed and accepted as of the date first written above:

                                         BERGANTINO 1999 GRANTOR RETAINED
                                         ANNUITY TRUST DTD 4/5/99



                                         By: /s/ Robert P. Sherman
                                             -----------------------------------
                                             Name:  Robert P. Sherman
                                             Title: Trustee



                                         By: /s/ Paul V. Bergantino
                                             -----------------------------------
                                             Name:  Paul V. Bergantino
                                             Title: Trustee

                                                                       EXHIBIT A


                                   STOCKHOLDER

                               Number of Shares of
           Name                Company Common Stock          Type of Ownership
           ----                --------------------          -----------------

  Bergantino 1999 Grantor             75,000                     Beneficial
Retained Annuity Trust DTD
          4/5/99

                                                                       EXHIBIT B


                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                                (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                              Tecumseh Limited Partnership I
                              42 Waterston Road
                              Newton, MA  02458
                              Attention:  William Giudice
                              Telecopy No.:

                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   CONEXANT SYSTEMS, INC.



                                   By: /s/ Dwight Decker
                                       -----------------------------------------
                                       Name:  Dwight Decker
                                       Title: Chairman & CEO

Confirmed and accepted as of the date first written above:

                                   TECUMSEH LIMITED PARTNERSHIP I



                                   By: /s/ William N. Giudice
                                       -----------------------------------------
                                       Name:  William N. Giudice
                                       Title: General Partner

                                                                       EXHIBIT A


                                   STOCKHOLDER

                               Number of Shares of
           Name                Company Common Stock          Type of Ownership
           ----                --------------------          -----------------

Tecumseh Limited Partnership I       131,490                     Beneficial

                                                                       EXHIBIT B


                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                                (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                       Greylock Equity Limited Partnership
                              One Federal Street, 26th Floor
                              Boston, MA  02110
                              Attention:  Barbara Murray
                              Telecopy No.:

                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                    CONEXANT SYSTEMS, INC.



                                    By: /s/ Dwight Decker
                                        ----------------------------------------
                                        Name:  Dwight Decker
                                        Title: Chairman & CEO

Confirmed and accepted as of the date first written above:

                                    GREYLOCK EQUITY LIMITED
                                    PARTNERSHIP



                                    By: /s/ Roger Evans
                                        ----------------------------------------
                                        Name:  Roger Evans
                                        Title: General Partner

                                                                       EXHIBIT A

                                  STOCKHOLDER

                              Number of Shares of
         Name                 Company Common Stock          Type of Ownership
         ----                 --------------------          -----------------

Greylock Equity Limited            2,643,378                   Beneficial
     Partnership

                                                                       EXHIBIT B


                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                                (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                              Paul Bergantino
                              19 Butterfield
                              Lexington, MA  02420


                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                     CONEXANT SYSTEMS, INC.



                                     By: /s/ Dwight Decker
                                         ---------------------------------------
                                         Name:  Dwight Decker
                                         Title: Chairman & CEO

Confirmed and accepted as of the date first written above:





                                     By: /s/ Paul V. Bergantino
                                         ---------------------------------------
                                         Name: Paul V. Bergantino

                                                                       EXHIBIT A

                                   STOCKHOLDER

                               Number of Shares of
    Name                       Company Common Stock          Type of Ownership
    ----                       --------------------          -----------------

Paul Bergantino                       989,619                    Beneficial

                                                                       EXHIBIT B

                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                                (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                              Thomas Medrek
                              8 Lancaster Road
                              Windham, NH  03087


                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                     CONEXANT SYSTEMS, INC.



                                     By: /s/ Dwight Decker
                                         ---------------------------------------
                                         Name:  Dwight Decker
                                         Title: Chairman & CEO

Confirmed and accepted as of the date first written above:





                                     By: /s/ Thomas J. Medrek
                                         ---------------------------------------
                                         Name: Thomas J. Medrek

                                                                       EXHIBIT A


                                   STOCKHOLDER

                               Number of Shares of
    Name                       Company Common Stock          Type of Ownership
    ----                       --------------------          -----------------


Thomas Medrek                        317,000                    Beneficial

                                                                       EXHIBIT B


                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                                (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii) if to the Stockholder, to such Stockholder c/o

                              Bessemer Venture Partners IV L.P.
                              Bessemer Trust Company
                              1400 Old Country Road, Suite 407
                              Westbury, NY 11590
                              Attention: Robert Buescher
                              Telecopy No.:

                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                     CONEXANT SYSTEMS, INC.



                                     By: /s/ Dwight Decker
                                         ---------------------------------------
                                         Name:  Dwight Decker
                                         Title: Chairman & CEO

Confirmed and accepted as of the date first written above:

                                     BESSEMER VENTURE PARTNERS IV L.P.


                                     By: /s/ Dear IV & Co. LLC


                                     By: /s/ Robert H. Burscher
                                         ---------------------------------------
                                         Name:  Robert H. Burscher
                                         Title: Manager

                                                                       EXHIBIT A

                                   STOCKHOLDER

                                   Number of Shares of
    Name                           Company Common Stock       Type of Ownership
    ----                           --------------------       -----------------

Bessemer Venture Partners IV L.P.         851,990                 Beneficial

                                                                       EXHIBIT B


                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                                (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                              William N. Giudice
                              42 Waterston Road
                              Newton, MA  02458


                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                     CONEXANT SYSTEMS, INC.



                                     By: /s/ Dwight Decker
                                         ---------------------------------------
                                         Name:  Dwight Decker
                                         Title: Chairman & CEO

Confirmed and accepted as of the date first written above:





                                     By: /s/ William N. Giudice
                                         ---------------------------------------
                                         Name: William N. Giudice

                                                                       EXHIBIT A


                                   STOCKHOLDER

                               Number of Shares of
    Name                       Company Common Stock          Type of Ownership
    ----                       --------------------          -----------------

William N. Giudice                    895,007                    Beneficial

                                                                       EXHIBIT B


                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                               (Signature of Stockholder)

                                VOTING AGREEMENT

         VOTING AGREEMENT (the "AGREEMENT") dated as of December 18, 1999, between the undersigned stockholder ("STOCKHOLDER") of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), and Conexant Systems, Inc., a Delaware corporation ("Parent").

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of December 18, 1999 (the "MERGER AGREEMENT"), providing for the merger of a wholly-owned subsidiary of Parent ("MERGER SUB") with and into the Company (the "MERGER") pursuant to the terms and conditions thereof; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Company Common Stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK") owned by him, Stockholder has agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDER. Stockholder represents that such
Stockholder:

                  (a) is the beneficial owner of that number of shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "SHARES");

                  (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 ACT")) or own of record any shares of Company Common Stock other than such Stockholder's Shares, but excluding any shares of Company Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                  (c) has the right, power and authority to execute and deliver this Agreement and the Proxy (as hereinafter defined) and to perform such Stockholder's obligations under this Agreement and the Proxy, and this Agreement and the Proxy has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement and the Proxy will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Stockholder shall be present (in person or by proxy) and vote his Shares and any New Shares (as defined in Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement), (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and (c) against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith, and in each case, at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B (the "PROXY"), which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Such irrevocable proxy is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Stockholder shall also use his best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement or the Merger Agreement.

         3. NO VOTING TRUSTS. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

         4. ADDITIONAL SHARES. Stockholder agrees that in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock other than the Shares (collectively, "NEW SHARES"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

         5. NO ENCUMBRANCES.

         (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

         (b) Except as may otherwise be agreed by Parent in writing and as contemplated by those agreements or understandings set forth on Schedule II hereto, the Stockholder shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Stockholder's Shares, or any interest therein or (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer or any or all of the Stockholder's Shares, or any interest therein.

         6. ACQUISITION PROPOSALS. Stockholder agrees that such Stockholder, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement, (i) shall not, directly or indirectly, solicit, encourage, initiate, participate in or otherwise facilitate or consent to any negotiations, or consent to any negotiations, inquiries or discussions with respect to any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal, except in his capacity as an officer or director of the Company in a manner permitted by the Merger Agreement. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

         7. AFFILIATES LETTER. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

         8. RELIANCE BY PARENT. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

         9. SPECIFIC PERFORMANCE. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         10. HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

         11. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         12. MISCELLANEOUS.

         (a) EXPENSES. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) AMENDMENT. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

         (c) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law.

         (d) SEVERABILITY. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) six months after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d), (e) or (f) thereof, (C) a termination of the Merger Agreement in accordance with Section 7.1 (a), (c) or (g) thereof and (D) six months after the Outside Date as defined in Section 7.1 (b) of the Merger Agreement and the Merger Agreement is not otherwise terminated.

         (g) HEADINGS. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

         (h) NOTICES. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                       (i)  if to Parent, to:

                              Conexant Systems, Inc.
                              4311 Jamboree Road
                              Newport Beach, CA  92660
                              Attention:  President
                              Telecopy No.:  (949) 483-4318

                       with copies to:

                              Latham & Watkins
                              135 Commonwealth Drive
                              Menlo Park, CA  94025
                              Attention: Christopher Kaufman, Esq.
                              Telecopy No.: (650) 463-2600

                              Latham & Watkins
                              885 Third Avenue
                              Suite 100
                              New York, NY  10022
                              Attention:  Raymond Lin, Esq.
                              Telecopy No.: (212) 751-4864

                       (ii)  if to the Stockholder, to such Stockholder c/o

                              Bessec Ventures IV LP
                              Bessemer Trust Company
                              1400 Old Country Road, Suite 407
                              Westbury, NY  11590
                              Attention:  Robert Buescher
                              Telecopy No.:

                       with a copy to:

                              Hutchins, Wheeler & Dittmar
                              101 Federal Street
                              Boston, MA  02210
                              Attention:  Richard Stein, Esq.
                              Telecopy No.: (617) 951-7050

         (i) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF DECEMBER 18, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF CONEXANT SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF."

         (j) CONSENT TO JURISDICTION, ETC. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case the parties hereto consent to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the Court of Chancery of the State of Delaware (unless such court asserts no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding that be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                     CONEXANT SYSTEMS, INC.



                                     By: /s/ Dwight Decker
                                         ---------------------------------------
                                         Name:  Dwight Decker
                                         Title: Chairman & CEO

Confirmed and accepted as of the date first written above:

                                     BESSEC VENTURES IV L.P.


                                     By: /s/ Dear IV & Co. LLC


                                     By: /s/ Robert H. Burscher
                                         ---------------------------------------
                                         Name:  Robert H. Burscher
                                         Title: Manager

                                                                       EXHIBIT A


                                   STOCKHOLDER

                               Number of Shares of
    Name                       Company Common Stock          Type of Ownership
    ----                       --------------------          -----------------

Bessec Ventures IV L.P.              851,992                     Beneficial

                                                                       EXHIBIT B


                                  FORM OF PROXY

         The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Company Common Stock, par value $0.01 per share, of Maker Communications, Inc., a Delaware corporation (the "COMPANY"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held for the consideration of the Merger under the Agreement and Plan of Merger, dated as of December 18, 1999 (the "MERGER AGREEMENT"), among Conexant Systems, Inc., a Delaware corporation ("Parent"), the Company and Merlot Acquisition, Corp., a Delaware corporation ("MERGER SUB"), and at any adjournment thereof or any other meeting for consideration of any Acquisition Proposal (as defined in the Merger Agreement) or affecting the Merger or any Acquisition Proposal, or to execute any written consent of stockholders with respect to any of the foregoing (i) "FOR" approval and adoption of the Merger Agreement, providing for the merger (the "MERGER") of Merger Sub with and into the Company, and the Merger, (ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith and (iii) on other matters as directed by Section 2 of that certain Voting Agreement, dated as of December 18, 1999, between a certain stockholder of the Company, the undersigned, and Parent (the "VOTING AGREEMENT"). This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement terminates in accordance with its terms.

                                          Dated __________________________, 1999



                                          -------------------------------------
                                                (Signature of Stockholder)